                              Goldman Sachs Funds




HIGH YIELD FUND                              Semi-Annual Report  April 30, 1999


                                             A high level of current income

           [ART APPEARS HERE]
                                             through a diversified portfolio


                                             of high yield securites.



                                                [LOGO OF GOLDMAN SACHS
                                                 APPEARS HERE]

GOLDMAN SACHS HIGH YIELD FUND

Market Overview

Dear Shareholder,

During the period under review, most overseas bond markets performed admirably in response to weak economies and interest rate cuts.But domestic fixed income securities underperformed, as signs pointed to a tightening credit policy.

     Market Review

 .    The Dollar Bloc -- Over the last six months, the outlook for U.S.
     Treasuries has come full circle. Early in the reporting period, the Federal Reserve Board was still easing credit, as it focused on the weak global economy and few signs of domestic inflation. Since that time, sentiment has gradually changed. The Federal Reserve Board took a neutral stance for several months, as benign inflation overshadowed higher-than-expected growth rates. However, with few signs of growth abating, low unemployment and an increase in some commodity prices, the consensus is now that the Federal Reserve Board will be forced to raise rates later in the year.
         Elsewhere in the dollar bloc, New Zealand, Canada and Australia have all outperformed U.S. Treasuries, but with somewhat lackluster results. While each country was dragged down by the weakness in the U.S. in February, they have experienced a stronger turnaround, due to relatively lower growth rates and few pricing pressures.

 .    Europe -- The classic "bad news is good news" for bonds was the overriding theme in the European markets during much of the reporting period. Slowing economies, declines in business and consumer confidence levels, and subdued inflation set the stage for falling yields and rising bond prices. Coordinated cuts in interest rates, sometimes by larger-than-expected margins, helped all European markets to outperform U.S. Treasuries over the last six months.

 .    Japan -- Despite an extremely weak economy and deflationary pressures, the
     Japanese bond market fell sharply in November and December. The leading culprit was the volume of supply required to finance an economic stimulus package. However, the market has rallied strongly thus far in 1999. Falling growth, confidence and prices led to a surprise cut in interest rates by the Bank of Japan.

     Outlook

 .    Pockets of Opportunity -- While there are still few signs of inflation, we expect that the Federal Reserve Board will remain vigilant and act swiftly if inflation trends upward. In Europe, we see a balance of moderate growth with few signs of inflation. Within this region, we particularly favor Denmark and U.K. bonds. Conversely, we have a negative outlook for Japanese bonds, as the volume of new issuance is likely to increase as further expected stimulus measures are announced by the government to try and arrest the still depressed economy.

     We encourage you to continue focusing on the longer term and we look forward to serving your investment needs in the years to come.

     Sincerely,

     /s/ David B. Ford             /s/ John P. McNulty

     David B. Ford                 John P. McNulty
     Co-Head, Goldman Sachs        Co-Head, Goldman Sachs
     Asset Management              Asset Management


     /s/ Sharmin Mossavar-Rahmani

     Sharmin Mossavar-Rahmani
     CIO, Fixed Income Investments,
     Goldman Sachs Asset Management

     April 30, 1999


-------------------
 NOT FDIC-INSURED
-------------------
  May Lose Value
-------------------
 No Bank Guarantee
-------------------

                                                   GOLDMAN SACHS HIGH YIELD FUND

Fund Basics
as of April 30, 1999

Assets Under Management

    $764.5 Million

Number of Holdings

       194

NASDAQ SYMBOLS

Class A Shares

    GSHAX

Class B Shares

    GSHBX

Class C Shares

    GSHCX

Institutional Shares

    GSHIX

Service Shares

    GSHSX


--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

 October 31,1998-     Fund Total Return          30-Day            Lehman High
 April 30,1999        (based on NAV)/1/   Standardized Yield/2/   Yield Index/3/
--------------------------------------------------------------------------------
 Class A                   12.64%                 8.10%                8.24%
 Class B                   12.23%                 7.74%                8.24%
 Class C                   12.12%                 7.73%                8.24%
 Institutional             12.74%                  N/A                 8.24%
 Service                   12.58%                  N/A                 8.24%
--------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.
/2/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
/3/ The Lehman High Yield Bond Index figures do not reflect any fees or expenses.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS
--------------------------------------------------------------------------------


For the period ending 3/31/99       Class A          Class B          Class C       Institutional       Service
------------------------------------------------------------------------------------------------------------------
 One Year/4/                          -2.14%           -3.35%            0.61%            2.94%           2.43%
 Since Inception/4/                    3.83%            3.38%            6.12%            7.13%           6.62%
                                     (8/1/97)         (8/1/97)        (8/15/97)         (8/1/97)        (8/1/97)
------------------------------------------------------------------------------------------------------------------

/4/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 4/30/99/5/
--------------------------------------------------------------------------------

Company                                     Line of Business     % of Portfolio
--------------------------------------------------------------------------------
Telewest Communications PLC                 Media/Cable                4.2%
Nextel Communications, Inc.                 Telecommunications         2.8%
CSC Holdings, Inc.                          Media/Cable                1.7%
Riverwood International Corp.               Paper                      1.7%
Fischer Scientific International, Inc.      Consumer Cyclical          1.5%
Viasystems, Inc.                            Technology                 1.4%
Packaging Corp. of America                  Paper                      1.3%
Intermedia Communications, Inc.             Telecommunications         1.3%
Wesco Distribution, Inc.                    Consumer Cyclical          1.3%
Charter Communications Holdings             Media/Cable                1.3%
--------------------------------------------------------------------------------
Credit Allocation:      AAA 1.4%   BBB 0.8%   BB 8.5%   B 81.8%   CCC/NR 7.5%
--------------------------------------------------------------------------------

/5/ The Fund is actively managed and, as such, its composition may differ over time.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

 GOLDMAN SACHS HIGH YIELD FUND

     Performance Overview

     Dear Shareholder,

     We are pleased to report on the performance of the Goldman Sachs High Yield Fund for the six-month period ended April 30, 1999.

          Performance Review

          Over the six-month period ended April 30, 1999, the Fund's A, B, C, Institutional and Service shares generated cumulative total returns, at net asset value, of 12.64%, 12.23%, 12.12%, 12.74% and 12.58%, respectively. These figures handily outperformed the 8.24% total return of the Fund's benchmark, the Lehman High Yield Bond Index.

          Each of the Fund's share classes also ranked in the top 25% of the 258 funds in the Lipper High Yield category for total return during the one-year period ended April 30, 1999. During that period the Fund's Class A, B and C shares ranked 43, 54 and 57 (out of 258 funds), respectively. Its Institutional and Service shares ranked 30 and 46, respectively. Please note that Lipper rankings do not take sales charges into account and that past performance is no guarantee of future results.

          After the fourth quarter of 1998 ended with some profit-taking, the overall high yield market, and the Fund, have posted strong gains in 1999. Two factors that have driven performance are the strong domestic economy, which is positive for the financial health of high yield companies, and the solid demand for high yield securities. The year began on a strong note, as a scarcity of new supply could not keep pace with the demand for these securities. After a setback in February, the high yield market came roaring back in March and April. This rebound was partially fueled by an increase in rumored and actual merger and acquisition activity -- most notably in the telecommunications sector. Lower rated credits were the best performers, as investors regained their appetite for risk.

          Investment Objective

          The Fund seeks a high level of current income and may also consider the potential for capital appreciation. The Fund invests primarily in high yield, fixed income securities rated, at the time of investment, below investment grade.

          Portfolio Composition

          As of April 30, 1999, the Fund was diversified among 194 companies. Holdings in the top 10 companies represented 18.5% of the portfolio.

          During the reporting period, the Fund deployed much of its cash position to build on certain existing holdings, and selectively increased its exposure to the non-U.S. dollar corporate sector. Domestically, limited new issue activity led us to focus on the secondary market. The Fund added to its holding in wireless operator Nextel Communications, Inc. (2.8% of the portfolio), as well as Fisher Scientific International, Inc. (1.5% of the portfolio), a scientific product distributor. Additionally, with the brighter outlook for many cyclical companies, we have boosted our exposure in the paper goods industry.

                                                   GOLDMAN SACHS HIGH YIELD FUND

FIXED INCOME
INVESTMENT
PROCESS OVERVIEW

1    Sector Allocation

     Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

2    Security Selection

     In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

3    Yield Curve Strategies

     We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

     Portfolio Highlights

 .    Telewest Communications PLC (4.2% of the portfolio) -- Telewest, the second largest cable television company in the U.K., continues to be the Fund's largest holding. It performed extremely well in recent months, due in part to the pending acquisition of MediaOne by AT&T. As part of the transaction, MediaOne has agreed to sell its 29.9% equity stake in Telewest to Microsoft.

 .    NextelCommunications, Inc.(2.8% of the portfolio) -- The Fund continued to increase its holding in Nextel, a major wireless operator in the U.S. We have been impressed with the performance of the company's domestic business model. And we believe the firm will generate significant cash flow going forward, reflecting the rapid growth of its business.

 .    Charter Communications Holdings (1.3% of the portfolio) -- Charter
     Communications, a cable company owned by Microsoft co-founder Paul Allen, raised a record $3 billion with its high yield issuance in March. These securities performed strongly in secondary trading and lifted investor sentiment across the entire market. Charter's securities were aided by merger activity in the cable television market.

     New Acquisitions

 .    Packaging Corporation of America (1.3% of the portfolio) -- Packaging
     Corporation (PCA), is a spin-off of Tenneco's cardboard container operation. The firm is a low-cost producer of high-quality cardboard containers. We expect to see rapid credit improvement with PCA, due to a favorable industry outlook coupled with debt reduction from asset sales.

 .    Riverwood International Corp.(1.7% of the portfolio) -- Riverwood manufactures coated cardboard used extensively by soft drink producers. The firm has successfully reduced its cost base during the last 18 months, and it should benefit from recent capacity expansion.

     Portfolio Outlook

In the near term, the outlook for the high yield market may be somewhat choppy, as interest rates continue to rise and there is a rapidly growing new issue calendar (in excess of $15 billion). This should provide attractive medium-term investment opportunities, as bond yields will likely have to rise to absorb the bulge in supply. Additionally, we expect several high yield issuers to take advantage of the soaring stock market by tapping into the equity markets to strengthen their portfolios.

We thank you for your investment and look forward to your continued confidence.



Goldman Sachs High Yield Investment Management Team

May 28, 1999

GOLDMAN SACHS HIGH YIELD FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co.is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

     Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

     What Sets Goldman Sachs Funds Apart?

                                        1
                           Resources and Relationships

               Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                        2
                                In-Depth Research

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                        3
                                 Risk Management

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

April 30, 1999 (Unaudited)
 The following graph shows the value as of April 30, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 4.5% for Class A and redemp-tion charges of 5.0% for Class B and at NAV for the Institutional and Service Classes) on August 1, 1997 (commencement of operations) of the Goldman Sachs High Yield Fund. For comparative purposes, the performance of the Fund's benchmark (the Lehman High Yield Bond Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class C shares will vary from the classes depicted below due to differences in fees and loads.

 High Yield Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested August 1, 1997 to April 30, 1999.

                          [LINE GRAPH APPEARS HERE]
                                                            Monthly Rtns Lehman
           Class A    Class B     Institutional    Service    High Yield Index
8/1/97      9,550      10,000         10,000        10,000         10,000
Aug-97      9,560      10,004         10,013        10,009          9,977
Sep-97      9,735      10,190         10,199        10,191         10,175
Oct-97      9,694      10,131         10,158        10,146         10,184
Nov-97      9,768      10,203         10,238        10,222         10,281
Dec-97      9,953      10,389         10,433        10,413         10,372
Jan-98     10,217      10,648         10,713        10,688         10,559
Feb-98     10,289      10,727         10,800        10,761         10,621
Mar-98     10,388      10,823         10,896        10,863         10,721
Apr-98     10,391      10,820         10,902        10,865         10,763
May-98     10,447      10,871         10,974        10,932         10,800
Jun-98     10,451      10,868         10,969        10,933         10,839
Jul-98     10,550      10,965         11,087        11,036         10,901
Aug-98      9,815      10,194         10,317        10,265         10,299
Sep-98      9,752      10,133         10,254        10,208         10,346
Oct-98      9,627       9,986         10,126        10,066         10,133
Nov-98     10,264      10,640         10,799        10,730         10,554
Dec-98     10,253      10,622         10,780        10,718         10,566
Jan-99     10,423      10,792         10,974        10,895         10,722
Feb-99     10,461      10,825         11,017        10,945         10,659
Mar-99     10,647      11,010         11,216        11,127         10,760
Apr-99     10,844      10,759         11,416        11,332         10,969

  Average Annual Total Return through
  April 30, 1999                        Since Inception One Year Six Months(a)
  Class A (commenced August 1, 1997)
  Excluding sales charges                    7.53%         4.35%        12.64%
  Including sales charges                    4.74%        -0.30%         7.59%
 -----------------------------------------------------------------------------
  Class B (commenced August 1, 1997)
  Excluding contingent deferred sales
  charges                                    6.74%         3.58%        12.23%
  Including contingent deferred sales
  charges                                    4.27%        -1.60%         7.03%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                    6.92%         3.47%        12.12%
  Including contingent deferred sales
  charges                                    6.92%         2.44%        11.08%
 -----------------------------------------------------------------------------
  Institutional Class (commenced
  August 1, 1997)                            7.87%         4.71%        12.74%
 -----------------------------------------------------------------------------
  Service Class (commenced August 1,
  1997)                                      7.42%         4.30%        12.58%
 -----------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments
April 30, 1999 (Unaudited)

   Principal            Interest                      Maturity
    Amount                Rate                          Date                          Value
  Corporate Bonds - 78.2%
  Accuride Corp. (B-/B2)
  $ 3,000,000                9.25%                   02/01/2008                 $  3,060,000
  Advance Holding Corp. (B-/Caa2)
    2,000,000          0.00/12.88(b)                 04/15/2009                    1,220,000
  Advanstar Communications, Inc. (B-/B2)
    3,000,000                9.25                    05/01/2008                    3,082,500
  AEP Industries, Inc. (B/B2)
    3,000,000                9.88                    11/15/2007                    3,135,000
  Agrilink Foods, Inc. (B/B3)
    1,500,000               11.88                    11/01/2008                    1,612,500
  Ainsworth Lumber Ltd. (B/B3)
    2,500,000               12.50                    07/15/2007                    2,775,000
  Alaris Medical, Inc. (B-/Caa1)(b)
    4,000,000          0.00/11.13                    08/01/2008                    2,400,000
  Allegiance Telecom, Inc.
    1,500,000          0.00/11.75(b)                 02/15/2008                      990,000
    1,000,000               12.88                    05/15/2008                    1,120,000
  Alliance Imaging, Inc. (B-/B3)
    3,000,000                9.63                    12/15/2005                    3,000,000
  Allied Waste North America, Inc. (BB/Ba3)
    2,500,000                7.63                    01/01/2006                    2,462,500
    4,750,000                7.88                    01/01/2009                    4,690,625
  Amatek Industries, Inc. (B/B3)(a)
    3,500,000               12.00                    02/15/2008                    3,342,500
  American Axle & Manufacturing, Inc. (B/B2)(a)
    3,500,000                9.75                    03/01/2009                    3,631,250
  American Lawyer Media, Inc. (B/B1)
    3,500,000                9.75                    12/15/2007                    3,631,250
  American Media Operations, Inc. (B-/B2)(a)
    1,500,000               10.25                    05/01/2009                    1,500,000
  Anchor Lamina, Inc. (B-/B3)
    1,500,000                9.88                    02/01/2008                    1,455,000
  APCOA, Inc. (B-/Caa1)
    5,000,000                9.25                    03/15/2008                    4,700,000
  Argo-Tech Corp. (B-/B3)
    5,000,000                8.63                    10/01/2007                    4,862,500
    2,500,000                8.63(a)                 10/01/2007                    2,431,250
  Aurora Foods, Inc. (B-/B3)
    3,750,000                9.88                    02/15/2007                    4,064,063
  Axiohm Transaction Solutions (B3)
    3,000,000                9.75                    10/01/2007                    2,730,000
  Benton Oil & Gas Co. (B+/B2)
    2,250,000                9.38                    11/01/2007                    1,305,000
  Birch Telecom, Inc.
    1,000,000               14.00                    06/15/2008                      940,000
  Brunner Mond Group PLC (CCC+/Caa1)
    1,000,000               11.00                    07/15/2008                      610,000
  Burke Industries, Inc. (B+/B2)
    2,000,000               10.00                    08/15/2007                    1,600,000
  Cabot Safety Acquisition Corp. (B/B3)
    4,000,000               12.50                    07/15/2005                    4,320,000
 -------------------------------------------------------------------------------------------

   Principal            Interest                     Maturity
     Amount               Rate                         Date                          Value
  Corporate Bonds - (continued)
  Capstar Broadcasting Corp. (B-/B3)
   $ 2,000,000               10.75%                 05/15/2006                 $  2,235,000
  Carrier1 International S.A. (B-/B3)(a)
     2,250,000               13.25                  02/15/2009                    2,340,000
  Centennial Cellular Corp. (CCC+/Caa1)(a)
     4,000,000               10.75                  12/15/2008                    4,340,000
  Chancellor Media Corp. (B/B1)
     2,000,000                8.13                  12/15/2007                    2,020,000
  Charter Communications Holdings LLC (B+/B2)(a)
     1,000,000                8.25                  04/01/2007                    1,025,000
     2,000,000                8.63                  04/01/2009                    2,050,000
     9,750,000           0.00/9.92(b)               04/01/2011                    6,447,188
  CHS Electronics, Inc. (B-/B2)
     1,250,000                9.88                  04/15/2005                      875,000
  Colt Telecom Group PLC (B/B3)(b)
     5,500,000          0.00/12.00                  12/15/2006                    4,647,500
  Communications Instruments, Inc. (B-/B3)
     3,500,000               10.00                  09/15/2004                    3,395,000
  Condor Systems, Inc. (B-/B3)(a)
     2,000,000               11.88                  05/01/2009                    2,000,000
  Corning Consumer Products Co. (B/B3)
     7,000,000                9.63                  05/01/2008                    6,387,500
  Covad Communications Group (B3)
       500,000          0.00/13.50(b)               03/15/2008                      295,000
     2,500,000               12.50(a)               02/15/2009                    2,525,000
  Cross Timbers Oil Co. (B/B2)
     2,750,000                8.75                  11/01/2009                    2,674,375
  Crown Castle International Corp. (B+/B3)(b)
    10,000,000          0.00/10.63                  11/15/2007                    7,200,000
  D.R. Horton, Inc. (BB/Ba1)
     1,000,000                8.00                  02/01/2009                      990,000
  Day International Group, Inc. (B-/B3)
     3,250,000                9.50                  03/15/2008                    3,120,000
  Del Monte Foods Co. (B-/Caa2)(b)
     5,400,000          0.00/12.50                  12/15/2007                    4,117,500
  Delta Mills, Inc. (B+/B3)
     3,000,000                9.63                  09/01/2007                    3,000,000
  Details Inc. (B-/B3)
     5,000,000               10.00                  11/15/2005                    4,762,500
  Details Holdings Corp. (B+/Caa1)
     1,000,000          0.00/12.50(b)               11/15/2007                      510,000
  Domino's, Inc. (B-/B3)(a)
     6,500,000               10.38                  01/15/2009                    6,727,500
  Eagle Family Foods Inc. (B-/B3)
     5,250,000                8.75                  01/15/2008                    4,908,750
  Eagle-Picher Industries, Inc. (B-/B3)
     6,750,000                9.38                  03/01/2008                    6,539,063
  Echostar DBS Corp. (B/B2)(a)
     2,500,000                9.38                  02/01/2009                    2,593,750
  Econophone, Inc.
     2,000,000               13.50(a)               07/15/2007                    2,180,000
       500,000          0.00/11.00(b)               02/15/2008                      270,000
 ------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND


   Principal            Interest                      Maturity
    Amount                Rate                          Date                          Value
  Corporate Bonds - (continued)
  Esat Telecom Group PLC (B+/Caa1)
  $ 4,000,000               11.88%                   12/01/2008                 $  4,320,000
  Exodus Communications, Inc.
    1,000,000               11.25                    07/01/2008                    1,080,000
  Facilicom International, Inc.
    2,250,000               10.50                    01/15/2008                    1,755,000
  Federal-Mogul Corp. (BB+/Ba2)(a)
    2,000,000                7.50                    01/15/2009                    1,944,160
  Fisher Scientific International, Inc. (B-/B3)
   11,000,000                9.00                    02/01/2008                   11,000,000
  Frontiervision Holdings LP (B+/Caa1)(b)
    4,000,000          0.00/11.88                    09/15/2007                    3,530,000
  Galey & Lord, Inc. (B/B3)
    2,000,000                9.13                    03/01/2008                    1,540,000
  Generac Portable Products LLC (B-/B3)(a)
    2,000,000               11.25                    07/01/2006                    2,110,000
  General Chemical Industries (B+/B3)(a)
    1,500,000               10.63                    05/01/2009                    1,533,750
  Genesis Health Ventures (CCC+/B2)
      500,000                9.25                    10/01/2006                      443,750
    1,000,000                9.88(a)                 01/15/2009                      895,000
  Global Crossing Holdings Ltd. (B/B1)
    5,250,000                9.63                    05/15/2008                    5,853,750
  Global Telesystems Group (B-/Caa2)
    3,000,000                9.88                    02/15/2005                    3,000,000
  Globe Manufacturing Corp. (B-/B2)
    2,000,000               10.00                    08/01/2008                    1,540,000
  Globo Comunicacoes e Participacoes S.A. (B+/B2)
    1,000,000               10.50                    12/20/2006                      737,500
  Graham Packaging Co. (B-/B3)
    3,500,000                8.75                    01/15/2008                    3,543,750
  Graham Packaging Co. (B-/Caa1)(b)
    1,000,000          0.00/10.75                    01/15/2009                      700,000
  GST Equipment Funding, Inc.
    2,000,000               13.25                    05/01/2007                    2,200,000
  GST Telecommunications, Inc.
    1,000,000               12.75                    11/15/2007                    1,090,000
    2,000,000          0.00/10.50(b)                 05/01/2008                    1,250,000
  Hayes Wheels International, Inc. (B/B2)
    3,500,000                9.13                    07/15/2007                    3,675,000
  Haynes International Inc. (B-/B3)
    1,500,000               11.63                    09/01/2004                    1,290,000
  Hermes Europe Railtel B.V. (B/B3)
    3,500,000               11.50                    08/15/2007                    3,797,500
    2,500,000               10.38                    01/15/2009                    2,675,000
  Hexcel Corp. (B+/B1)(a)
    5,000,000                9.75                    01/15/2009                    5,050,000
  HMV Media Group PLC (B/B3)
    2,000,000               10.25                    05/15/2008                    2,080,000
  Hudson Respiratory Care, Inc. (B-/B3)
    3,000,000                9.13                    04/15/2008                    2,670,000
  ICG Holdings, Inc.
    4,000,000          0.00/11.63(b)                 03/15/2007                    3,009,200
 -------------------------------------------------------------------------------------------

   Principal           Interest                       Maturity
    Amount               Rate                           Date                        Value
  Corporate Bonds - (continued)
  ICN Pharmaceutical, Inc. (BB/Ba3)
  $ 2,000,000               9.25%                    08/15/2005               $  2,060,000
  Imperial Home Decor Group (B-/B3)(a)
    2,000,000              11.00                     03/15/2008                  1,660,000
  Integrated Electrical Services, Inc. (B+/B2)
    2,000,000               9.38                     02/01/2009                  2,035,000
  Integrated Health Services, Inc. (CCC/B2)
    3,750,000               9.25                     01/15/2008                  2,878,125
  Intermedia Communications, Inc. (B/B2)
    5,750,000         0.00/11.25(b)                  07/15/2007                  4,413,125
    2,250,000               8.88                     11/01/2007                  2,272,500
    1,000,000               9.50(a)                  03/01/2009                  1,040,000
    1,000,000         0.00/12.25(a)(b)               03/01/2009                    640,000
  International Home Foods, Inc. (B-/B2)
    2,750,000              10.38                     11/01/2006                  2,990,625
  International Wire Group (B-/B3)
    5,000,000              11.75                     06/01/2005                  5,287,500
  Intertek Finance PLC (B-/B2)
    7,000,000              10.25                     11/01/2006                  6,825,000
  Iowa Select Farm LP (B-/B3)(a)
    2,000,000              10.75                     12/01/2005                  1,560,000
  IT Group, Inc (B+/B3)(a)
    2,000,000              11.25                     04/01/2009                  2,030,000
  Jazztel PLC (Caa2)(a)
      750,000              14.00                     04/01/2009                    776,250
  Johnstown American Industries, Inc. (B)
    4,000,000              11.75                     08/15/2005                  4,340,000
  Jorgensen Earle Co. (B-/B3)
    3,500,000               9.50                     04/01/2005                  3,255,000
  K&F Industries, Inc. (B-/B3)
    5,000,000               9.25                     10/15/2007                  5,137,500
  Kinetic Concepts, Inc. (B-/B3)
    5,000,000               9.63                     11/01/2007                  4,900,000
  Level 3 Communications, Inc. (B/B3)
    5,000,000               9.13                     05/01/2008                  5,100,000
    1,000,000         0.00/10.50(a)(b)               12/01/2008                    647,500
  Lin Holdings Corp. (B-/B3)(b)
    4,000,000         0.00/10.00                     03/01/2008                  2,780,000
  McLeod USA, Inc. (B+/B2)
    2,000,000               9.50                     11/01/2008                  2,150,000
      500,000               8.13(a)                  02/15/2009                    496,250
  MCMS, Inc. (CCC+/B3)
    2,000,000               9.75                     03/01/2008                  1,100,000
  Metromedia Fiber Network, Inc. (B/B2)(a)
    3,000,000              10.00                     11/15/2008                  3,240,000
  Metronet Communications Co. (B/B3)
    6,000,000          0.00/9.95(b)                  06/15/2008                  4,665,000
      750,000              10.63(a)                  11/01/2008                    879,375
  Millicom International Cellular S.A. (B-/Caa1)(b)
    5,000,000         0.00/13.50                     06/01/2006                  3,875,000
  MSX International, Inc. (B-/Caa1)
    1,000,000              11.38                     01/15/2008                    990,000
 -----------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

April 30, 1999 (Unaudited)

   Principal            Interest                      Maturity
    Amount                Rate                          Date                          Value
  Corporate Bonds - (continued)
  Multicare Companies, Inc. (B-/B3)
  $ 2,000,000                9.00%                   08/01/2007                 $  1,500,000
  Musicland Group, Inc. (CCC+/Caa1)
    3,500,000                9.00                    06/15/2003                    3,517,500
  National Equipment Services, Inc. (B-/B3)(a)
    4,000,000               10.00                    11/30/2004                    4,160,000
  New Brunswick, Inc. (CCC+/Caa1)
    1,500,000               10.63                    04/15/2005                    1,248,750
  Newport News Shipbuilding, Inc. (B+/B1)
    4,000,000                9.25                    12/01/2006                    4,260,000
  New World Pasta (B-/B2)(a)
    1,000,000                9.25                    02/15/2009                    1,022,500
  Nextel Communications, Inc. (B-/B2)(b)
    9,000,000           0.00/9.75                    08/15/2004                    9,369,270
    1,000,000          0.00/10.65                    09/15/2007                      785,000
   12,500,000           0.00/9.95                    02/15/2008                    9,531,250
  Nextel Partners (CCC+/B3)(a)(b)
  4,1,000,000          0.00/14.00                    02/01/2009                      630,000
  Nextlink Communications, Inc. (B/B3)
    2,000,000                9.63                    10/01/2007                    2,015,000
    2,250,000                9.00                    03/15/2008                    2,227,500
  Nortek, Inc. (B-/B3)
    2,000,000                9.88                    03/01/2004                    2,085,000
  Nortek, Inc. (B+/B1)
    3,000,000                9.13                    09/01/2007                    3,127,500
    2,500,000                8.88(a)                 08/01/2008                    2,587,500
  Ono Finance PLC (CCC+/Caa1)(a)(i)
    1,250,000               13.00                    05/01/2009                    1,250,000
  Orange PLC (B+/Ba3)
      500,000                8.00                    08/01/2008                    4,623,750
  P&L Coal Holdings Corp. (B/B2)
    3,750,000                9.63                    05/15/2008                    3,890,625
  Packaging Corp. of America (B/B3)(a)
    7,250,000                9.63                    04/01/2009                    7,540,000
  Packard Bioscience, Inc. (B-/B3)
    9,250,000                9.38                    03/01/2007                    9,041,875
  Pathmark Stores, Inc. (CCC+/Caa1)
    5,000,000                9.63                    05/01/2003                    5,143,750
  Pathnet, Inc.
    1,875,000               12.25                    04/15/2008                      984,375
  Pinnacle Holdings, Inc. (b)
    6,000,000          0.00/10.00                    03/15/2008                    3,720,000
  Polaroid Corp. (BB-/Ba3)
    2,000,000               11.50                    02/15/2006                    2,090,000
  Polymer Group, Inc. (B/B2)
    1,750,000                9.00                    07/01/2007                    1,785,000
    3,000,000                8.75                    03/01/2008                    3,030,000
  Premier Parks, Inc. (B-/B3)
    2,250,000                9.25                    04/01/2006                    2,345,625
  Prestolite Electric, Inc. (B+/B3)
    4,000,000                9.63                    02/01/2008                    3,960,000
  Printpack, Inc. (BB-/B3)
    2,000,000                9.88(a)                 08/15/2004                    2,000,000
    3,000,000               10.63                    08/15/2006                    2,880,000
 -------------------------------------------------------------------------------------------

   Principal            Interest                      Maturity
    Amount                Rate                          Date                          Value
  Corporate Bonds - (continued)
  Psinet, Inc. (B-/B3)
  $ 3,750,000               10.00%                   02/15/2005                 $  3,956,250
    1,000,000               11.50                    11/01/2008                    1,115,000
  Purina Mills, Inc. (B/B2)
      750,000                9.00                    03/15/2010                      656,250
  PX Escrow Corp. (B-/B3)(b)
    1,000,000           0.00/9.63                    02/01/2006                      610,000
  R & B Falcon Corp. (B+/Ba3)
      500,000                6.75                    04/15/2005                      420,000
  Randalls Food Markets, Inc. (B-/B2)
    3,500,000                9.38                    07/01/2007                    3,771,250
  Red Roof Inns, Inc. (B/B2)
    2,000,000                9.63                    12/15/2003                    2,030,000
  Republic Group, Inc. (B/B2)
    3,000,000                9.50                    07/15/2008                    3,075,000
  Richmont Marketing Specialists (CCC/Caa1)(a)
    1,000,000               10.13                    12/15/2007                      860,000
  Riverwood International Corp. (CCC+/Caa1)
    8,000,000               10.25                    04/01/2006                    8,200,000
    4,500,000               10.88                    04/01/2008                    4,421,250
  RSL Communications Ltd. (B-/B2)
    2,257,000               12.25                    11/15/2006                    2,493,985
  RSL Communications PLC (B-/B2)
    1,250,000                9.13                    03/01/2008                    1,221,875
      750,000               10.50                    11/15/2008                      787,500
  Scotts Company (B+/B2)(a)
    1,000,000                8.63                    01/15/2009                    1,036,250
  Sealy Mattress Co. (B-/B3)
    2,000,000                9.88                    12/15/2007                    2,010,000
    1,500,000          0.00/10.88(b)                 12/15/2007                      975,000
  SFX Entertainment, Inc. (CCC+/B3)
    2,000,000                9.13                    02/01/2008                    2,065,000
  Simonds Industries, Inc. (B-/B3)
      750,000               10.25                    07/01/2008                      753,750
  Southern Foods Group LP (B/B2)
    5,000,000                9.88                    09/01/2007                    5,287,500
  Sovereign Specialty Chemical (B-/B3)
    5,500,000                9.50                    08/01/2007                    5,720,000
  Spectrasite Holdings, Inc. (a)(b)
    3,500,000          0.00/11.25                    04/15/2009                    2,047,500
  Stanadyne Automotive Corp. (B/Caa1)
    4,000,000               10.25                    12/15/2007                    3,850,000
  Tekni-Plex, Inc. (B-/B3)
    3,000,000               11.25                    04/01/2007                    3,270,000
    3,000,000                9.25                    03/01/2008                    3,075,000
  Telewest Communications PLC (B+/B1)
    1,000,000                9.63                    10/01/2006                    1,060,000
   13,500,000          0.00/11.00(b)                 10/01/2007                   12,048,750
    5,000,000               11.25(a)                 11/01/2008                    5,912,500
  Thermadyne Holdings Corp. (CCC+/Caa1)(b)
    4,000,000          0.00/12.50                    06/01/2008                    2,040,000
  Thermadyne Manufacturing LLC (CCC+/B3)
    6,750,000                9.88                    06/01/2008                    6,446,250
 -------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND


   Principal            Interest                    Maturity
    Amount                Rate                        Date                            Value
  Corporate Bonds - (continued)
  Transdigm, Inc. (B-/B3)(a)
  $ 1,000,000               10.38%                 12/01/2008                 $    1,010,000
  Transwestern Publishing Co. (B-/B2)
    3,000,000                9.63                  11/15/2007                      3,135,000
  Trench Electric SA (B3)
    5,000,000               10.25                  12/15/2007                      4,800,000
  Trident Automotive PLC (B-/B2)
    4,000,000               10.00                  12/15/2005                      4,140,000
  Ucar Global Enterprises Inc. (B/B2)
    3,000,000               12.00                  01/15/2005                      3,210,000
  United Rentals, Inc. (BB-/B2)
    5,000,000                9.50                  06/01/2008                      5,125,000
    4,000,000                8.80                  08/15/2008                      3,960,000
  Universal Hospital Services (B/B3)
    1,000,000               10.25                  03/01/2008                        950,000
  V2 Music Holdings PLC(a)(b)
    1,750,000          0.00/14.00                  04/15/2008                        735,000
  Venture Holdings Trust (B/B2)
    4,000,000                9.50                  07/01/2005                      4,040,000
  Verio, Inc. (B-/B3)(a)
    1,500,000               11.25                  12/01/2008                      1,683,750
  Viasystems, Inc. (B-/Caa1)
   11,500,000                9.75                  06/01/2007                     10,695,000
  Viatel, Inc (B-/Caa1)(a)
    1,000,000               11.50                  03/15/2009                      1,065,000
  Vintage Petroleum (B+/B1)(a)
    1,500,000                9.75                  06/30/2009                      1,571,250
  Volume Services (B-/B3)(a)
    2,750,000               11.25                  03/01/2009                      2,915,000
  WAM!Net, Inc. (CCC+)(b)
    1,250,000          0.00/13.25                  03/01/2005                        625,000
  Werner Holdings (B-/B2)
    7,000,000               10.00                  11/15/2007                      7,157,500
  Wesco Distribution, Inc. (B/B2)
    9,250,000                9.13                  06/01/2008                      9,620,000
  Wesco International, Inc. (B/B3)(b)
    5,500,000          0.00/11.13                  06/01/2008                      3,795,000
  WHX Corp. (B/B3)
    2,500,000               10.50                  04/15/2005                      2,512,500
  Williams Scotsman, Inc. (B-/B3)
    3,000,000                9.88                  06/01/2007                      3,112,500
  Willis Corroon Corp. (B+/Ba3)(a)
    8,500,000                9.00                  02/01/2009                      8,606,250
  Young Broadcasting, Inc. (B/B2)
    5,000,000                8.75                  06/15/2007                      5,112,500
 -------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $597,757,259)                                                         $  598,327,554
 -------------------------------------------------------------------------------------------

    Principal             Interest                     Maturity
     Amount                 Rate                         Date                        Value
  Emerging Market Debt - 3.5%
  Cablevision S.A. (BB)(a)(j)
    $ 1,000,000                13.75%                 05/01/2009               $  1,000,000
  Republic of Brazil C-Bonds (B+/B2)(j)
      2,689,380                 8.00                  04/15/2014                  1,855,672
  Financiera Energy Nacional (BBB-)
      1,480,000                 9.38                  06/15/2006                  1,346,800
  Government of Poland (BBB-/Baa3)
        380,000                 3.00                  10/27/2024                    245,100
        650,000                 4.00                  10/27/2024                    448,500
  MRS Logistica S.A. (B)(a)
        120,000                10.63                  08/15/2005                     84,000
  Multicanal S.A. (BB+/Ba3)(a)
      1,000,000                13.13                  04/15/2009                  1,003,750
  National Power Corp. (BB+)
        500,000                 7.63                  11/15/2000                    499,545
  Petroleos Mexicanos (BB/Ba2)(d)
      1,930,000                 9.03                  07/15/2005                  1,847,975
  Poland Communications, Inc. (B+/B2)
        700,000                 9.88                  11/01/2003                    658,000
  Province of Tucuman (B1)(a)
        982,143                 9.45                  08/01/2004                    834,822
  Republic of Argentina (BB/Ba3)
      1,750,000                11.75                  04/07/2009                  1,811,250
  Republic of Colombia (BBB-/Baa3)
        930,000                 7.25                  02/15/2003                    855,600
      1,260,000                10.99(d)               08/13/2005                  1,200,150
      2,000,000                 8.63                  04/01/2008                  1,815,000
  Republic of Panama (BB+/Ba1)
      4,400,000                 9.38                  04/01/2029                  4,521,000
      1,717,711                 6.19(d)               05/14/2002                  1,657,591
  Republic of Philippines (BB+/Ba1)
      1,570,000                 8.88                  04/15/2008                  1,597,475
  United Mexican States (BB/Ba2)(d)
      4,680,000                 6.25                  12/31/2019                  3,714,750
 ------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (Cost $26,779,490)                                                           $ 26,996,980
 ------------------------------------------------------------------------------------------
  Foreign Debt Obligations(c) - 11.4%
  British Pound Sterling - 4.9%
  Coral Group Holdings PLC (B-/B3)(a)
  BPS 1,500,000                10.00%                 02/15/2009               $  2,476,392
  Coral Group Holdings PLC(a)
      2,000,000                13.50                  09/30/2009                  3,297,835
  IPC Magazines Group PLC (B/B2)
      7,000,000                 9.63                  03/15/2008                  7,978,146
  Luxfer Holdings PLC (B/B2)
      1,750,000                10.13                  05/01/2009                  2,794,111
  Polestar Corp PLC (B/B2)
      3,000,000                10.50                  05/30/2008                  4,910,556
  Telewest Communications PLC (B+/B1)
     12,750,000         0.00/9.88(b)                  04/15/2009                 13,280,823
  William Hill Finance PLC (B-/B3)
      1,500,000                10.63                  04/30/2008                  2,606,094
                                                                               ------------
                                                                               $ 37,343,957
 ------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

April 30, 1999 (Unaudited)

    Principal             Interest                   Maturity
      Amount                Rate                       Date                        Value
  Foreign Debt Obligations - (continued)
  Euro Currency - 6.5%
  Colt Telecom Group PLC (B/B1)
   EUR 5,000,000                8.88%               11/30/2007                $ 2,903,192
  Derby Cycle Corp. (B/B3)
       6,500,000                9.38                05/15/2008                  3,054,428
  Dolphin Telecom PLC (Caa1)(b)
       1,000,000          0.00/11.63                06/01/2008                    586,302
  Exide Holdings (B/B1)(a)
       5,000,000                9.13                04/15/2004                  2,727,651
  Financiere Neopost S.A.(a)(d)
      25,000,000                5.92                09/30/2007                  3,965,786
  Fresenius Medical Care Capital Trust III (B+/Ba3)
       5,000,000                7.38                02/01/2008                  2,869,434
  Geberit International S.A. (B+/B2)
      11,600,000               10.13                04/15/2007                  7,205,318
  Impress Metal Packaging Holdings (B/B2)
      10,000,000                9.88                05/29/2007                  6,049,443
  Ineos PLC (B+/B3)
       9,000,000                8.63                04/30/2005                  4,824,701
  Jazztel PLC (Caa2)(a)
       2,000,000               14.00                04/01/2009                  2,176,184
  Ono Finance PLC (CCC+/Caa1)
       4,000,000               13.00                05/01/2009                  4,225,601
  RSL Communications PLC (B-/B2)(b)
       2,000,000          0.00/10.00                03/15/2008                    699,467
  Sirona Dental Systems (B/B2)
       7,000,000                9.13                07/15/2008                  3,988,851
  Texon International PLC (B/B3)(a)
       4,500,000               10.00                02/01/2008                  2,266,516
  Viatel, Inc. (B-/Caa1)(a)
       2,000,000               11.50                03/15/2009                  2,260,696
                                                                              -----------
                                                                              $49,803,570
 ----------------------------------------------------------------------------------------
  TOTAL FOREIGN DEBT OBLIGATIONS
  (Cost $89,089,749)                                                          $87,147,527
 ----------------------------------------------------------------------------------------
  Repurchase Agreement(e) - 2.7%
  Joint Repurchase Agreement Account
     $20,700,000                4.95%               05/03/1999                $20,700,000
 ----------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $20,700,000)                                                          $20,700,000
 ----------------------------------------------------------------------------------------

                         Dividend                  Maturity
     Shares                Rate                      Date                        Value
  Preferred Stocks - 2.8%
  CSC Holdings, Inc. (B+)(f)
         54,820               11.75%              10/01/2007             $    6,359,120
         56,534               11.13               04/01/2008                  6,586,204
  Eagle-Picher Holdings, Inc. (CCC+)(b)(f)(g)
            200          0.00/11.75               03/01/2008                  1,010,000
  Global Crossing Holdings Ltd. (B)
         12,500               10.50               12/01/2008                  1,450,000
  Intermedia Communications, Inc. (CCC)(f)
          1,217               13.50               03/31/2009                  1,314,360
  Nextel Communications, Inc. (CCC)(f)
          1,250               11.13               02/15/2010                  1,401,563
  Packaging Corp. of America (B-)(f)
         25,000               12.38               04/01/2010                  2,600,000
  River Holding Corp.(f)
          4,203               11.50               04/15/2010                    313,649
 --------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $19,114,620)                                                     $   21,034,896
 --------------------------------------------------------------------------------------

     Shares                                                                      Value
  Warrants(g) - 0.3%
  Allegiance Telecom, Inc., expiring February 3, 2008
          1,500                                                          $        7,500
  Cellnet Data Systems, Inc., expiring October 1, 2007
          3,000                                                                  15,000
  Colt Telecom Group PLC, expiring December 31, 2006
          3,500                                                               1,955,695
  Econophone, Inc., expiring July 15, 2007(a)
          2,000                                                                 100,000
  Knology Holdings, Inc., expiring October 15, 2007
          1,750                                                                   8,750
  Pathnet, Inc., expiring April 15, 2008
          1,875                                                                  18,750
  RSL Communications Ltd., expiring November 15, 2006
            725                                                                  90,625
  WAM!Net, Inc., expiring March 1, 2005
          3,750                                                                  30,000
 --------------------------------------------------------------------------------------
  TOTAL WARRANTS
  (Cost $40,000)                                                         $    2,226,320
 --------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $753,481,118)(h)                                                 $  756,433,277
 --------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND


 ------------------------------------------------------------------------------
 Federal Income Tax Information:

  Gross unrealized gain for investments in which value exceeds
  cost                                                          $ 22,180,965
  Gross unrealized loss for investments in which cost exceeds
  value                                                          (19,228,806)
 ----------------------------------------------------------------------------
  Net unrealized gain                                           $  2,952,159
 ----------------------------------------------------------------------------

 (a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $136,461,855 as of April 30, 1999.
 (b) These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.
 (c) The principal amount of each security is stated in the currency in which the bond is denominated. See below.
  BPS = British Pound Sterling.
  EUR = Euro currency.
 (d) Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1999.
 (e) A portion of this security is segregated for open trades and when-issued securities.
 (f) Pay-in-kind securities.
 (g) Non-income producing security.
 (h) The amount stated also represents aggregate cost for federal tax purposes.
 (i) When-issued security.
 (j) Coupon consists of 5% cash payment and 3% paid-in-kind securities.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Assets and Liabilities
April 30, 1999 (Unaudited)

 Assets:

 Investment in securities, at value (identified cost
  $753,481,118)                                                 $756,433,277
 Receivables:
  Investment securities sold                                         489,920
  Interest, at value                                              16,300,046
  Fund shares sold                                                   828,334
  Forward foreign currency exchange contracts                      3,523,010
  Reimbursement from investment adviser                               25,217
 Deferred organization expenses, net                                  20,938
 Other assets                                                        186,519
 ----------------------------------------------------------------------------
 Total assets                                                    777,807,261
 ----------------------------------------------------------------------------

 Liabilities:

 Due to bank                                                         226,664
 Payables:
  Investment securities purchased                                 10,002,373
  Income distribution                                              1,182,927
  Fund shares repurchased                                            825,313
  Amounts owed to affiliates                                         670,742
  Forward foreign currency exchange contracts                        294,305
 Accrued expenses and other liabilities                              102,522
 ----------------------------------------------------------------------------
 Total liabilities                                                13,304,846
 ----------------------------------------------------------------------------

 Net Assets:

 Paid-in capital                                                 762,752,703
 Accumulated undistributed net investment income                   3,886,758
 Accumulated net realized loss on investment and foreign
  currency related transactions                                   (8,348,403)
 Net unrealized gain on investments and translation of assets
  and liabilities denominated in foreign currencies                6,211,357
 ----------------------------------------------------------------------------
 NET ASSETS                                                     $764,502,415
 ----------------------------------------------------------------------------
 Net asset value, offering and redemption price per share(a)
 Class A                                                               $9.89
 Class B                                                               $9.89
 Class C                                                               $9.88
 Institutional                                                         $9.89
 Service                                                               $9.90
 ----------------------------------------------------------------------------
 Shares outstanding:
 Class A                                                          52,743,208
 Class B                                                           4,005,678
 Class C                                                           1,210,003
 Institutional                                                    19,319,239
 Service                                                              36,494
 ----------------------------------------------------------------------------
 Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                              77,314,622
 ----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0471) for Class A shares is $10.36. At redemption, Class B and Class C shares may be subject to a contingent sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Statement of Operations
For the Six Months Ended April 30, 1999 (Unaudited)

  Investment income:
  Interest(a)                                                    $33,694,408
 ----------------------------------------------------------------------------
  Total income                                                    33,694,408
 ----------------------------------------------------------------------------
  Expenses:
  Management fees                                                  2,316,685
  Distribution and service fees(b)                                   812,760
  Transfer agent fees(c)                                             521,859
  Custodian fees                                                      96,622
  Registration fees                                                   65,451
  Professional fees                                                   30,454
  Trustee fees                                                         5,334
  Service share fees                                                   1,292
  Amortization of deferred organization expenses                       3,189
  Other                                                               41,750
 ----------------------------------------------------------------------------
  Total expenses                                                   3,895,396
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed by Goldman Sachs                      (163,371)
 ----------------------------------------------------------------------------
  Net Expenses                                                     3,732,025
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                           29,962,383
 ----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and foreign currency transactions:
  Net realized gain (loss) from:
   Investment transactions                                        (4,025,754)
   Foreign currency related transactions                           1,419,230
  Net change in unrealized loss on:
   Investments                                                    42,302,360
   Translation of assets and liabilities denominated in foreign
   currencies                                                      5,769,819
 ----------------------------------------------------------------------------
  Net realized and unrealized gain on investment and foreign
   currency transactions:                                         45,465,655
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $75,428,038
 ----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $9,910.
 (b) Class A, Class B and Class C had distribution and service fees of $594,585, $170,478 and $47,697, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $451,884, $32,391, $9,063, $28,418 and $103, respectively.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statements of Changes in Net Assets

                                                For the Six           For the
                                               Months Ended        Year Ended
                                                  April 30,  October 31, 1998
                                                       1999
                                                (Unaudited)
  From operations:
  Net investment income                        $ 29,962,383      $ 36,398,084
  Net realized loss from investment and
  foreign currency related transactions          (2,606,524)       (6,342,487)
  Net change in unrealized gain (loss) on
  investments and translation of assets and
  liabilities denominated in foreign
  currencies                                     48,072,179       (40,457,626)
 -----------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                      75,428,038       (10,402,029)
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                (20,480,638)      (29,778,924)
  Class B shares                                 (1,341,775)       (1,501,311)
  Class C shares                                   (374,648)         (441,110)
  Institutional shares                           (6,450,116)       (2,125,426)
  Service shares                                    (22,076)           (9,368)
 -----------------------------------------------------------------------------
  Total distributions to shareholders           (28,669,253)      (33,856,139)
 -----------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares             267,642,867       362,403,672
  Reinvestment of dividends and distributions    21,368,220        23,077,475
  Cost of shares repurchased                   (108,675,288)     (141,829,404)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from
  share transactions                            180,335,799       243,651,743
 -----------------------------------------------------------------------------
  TOTAL INCREASE                                227,094,584       199,393,575
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                           537,407,831       338,014,256
 -----------------------------------------------------------------------------
  End of period                                $764,502,415      $537,407,831
 -----------------------------------------------------------------------------
  Accumulated undistributed net investment
  income                                       $  3,886,758      $  2,593,628
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
April 30, 1999 (Unaudited)

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs High Yield Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.
   The Fund invests primarily in non-investment grade fixed-income securities which are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These secu-rities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, in-terest rate sensitivity, negative perceptions of the junk bond markets gener-ally and less secondary market liquidity.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from estimates and assumptions.

 A. Investment Valuation -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified cost basis. Interest in-come is recorded on the basis of interest accrued. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corre-sponding adjustment in the cost basis of that security.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The Fund, at its most recent tax year-end of October 31, 1998 had approxi-mately $5,746,000 capital loss carryforwards expiring in 2006 for U.S. fed-eral tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regula-tions.

GOLDMAN SACHS HIGH YIELD FUND

April 30, 1999 (Unaudited)


 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares separately bears its respective class-specific transfer agency fees.

 E. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 F. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of interest and foreign withholding taxes recorded and the amounts actually received.

 G. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable trans-lation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 H. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

                                                   GOLDMAN SACHS HIGH YIELD FUND



 I. Option Accounting Principles -- Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an invest-ment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipu-lated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Fund's investment ad-viser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .70% of average daily net assets of the Fund.
   GSAM has voluntarily agreed to limit "Other Expenses" for the Fund (exclud-ing management fees, Service share fees, distribution and services fees, tax-es, interest, brokerage, litigation, indemnification costs, transfer agent fees and other extraordinary expenses) to the extent such expenses exceeded .02% of the average daily net assets of the Fund. For the period ended April 30, 1999, Goldman Sachs reimbursed approximately $163,000.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $724,000 for the period ended April 30, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and or Autho-rized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of average daily net assets for Class A, Class B and Class C shares and .04% of average daily net assets for Institutional and Service Class shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   At April 30, 1999, the Fund owed approximately $430,000, $147,000 and $94,000 for Management, Distribution and Service and Transfer Agent Fees, re-spectively.

GOLDMAN SACHS HIGH YIELD FUND

April 30, 1999 (Unaudited)

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchase and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1999, were $407,880,269 and $207,665,262, respec-
 tively.
   At April 30, 1999, the Fund had outstanding forward foreign currency ex-change contracts as follows:

 Open Foreign Currency       Value on                   Unrealized Unrealized
 Purchase Contracts       Settlement Date Current Value    Gain       Loss
 ----------------------------------------------------------------------------
 Euro Currency
 expiring 11/1/1999           $ 1,882,428   $ 1,711,107 $       --   $171,321
 ----------------------------------------------------------------------------
 TOTAL OPEN FOREIGN CUR-
 RENCY PURCHASE
 CONTRACTS                    $ 1,882,428   $ 1,711,107 $       --  $171,321
 ----------------------------------------------------------------------------
 Open Foreign Currency       Value on                   Unrealized Unrealized
 Sale Contracts           Settlement Date Current Value    Gain       Loss
 ----------------------------------------------------------------------------
 British Pound
 expiring 6/1/1999            $ 5,175,143   $ 5,077,648 $   97,495   $     --
 expiring 8/16/1999               112,539       113,197         --        658
 expiring 9/15/1999             3,925,896     3,911,456     14,440         --
 expiring 11/1/1999                42,795        42,698         97         --
 expiring 11/1/1999               243,771       245,212         --      1,441
 expiring 2/15/2000               120,075       120,579         --        504
 expiring 3/15/2000               293,316       290,156      3,160         --
 expiring 5/2/2000                892,305       889,376      2,929         --
 expiring 5/2/2000              1,919,767     1,921,205         --      1,438
 expiring 6/30/2000             1,901,924     1,893,646      8,278         --
 expiring 6/30/2000             1,880,786     1,893,648         --     12,862
 expiring 8/15/2000             2,527,088     2,532,912         --      5,824
 expiring 9/15/2000             5,174,941     5,115,095     59,846         --
 expiring 10/18/2000           14,808,258    14,764,896     43,362         --
 expiring 11/1/2000             2,937,154     2,957,222         --     20,068
 Euro Currency
 expiring 9/15/1999               123,725       119,876      3,849         --
 expiring 10/1/1999               146,598       143,608      2,990         --
 expiring 3/15/2000               885,767       858,416     27,351         --
 expiring 4/3/2000                154,441       151,370      3,071         --
 expiring 6/1/2000                670,267       653,493     16,774         --
 expiring 9/15/2000             2,445,799     2,375,654     70,145         --
 expiring 10/2/2000             2,389,952     2,342,874     47,078         --
 French Franc
 expiring 5/4/1999              4,676,705     4,154,261    522,444         --
 Deutsche Mark
 expiring 5/3/1999                 51,559        49,803      1,756         --
 expiring 5/17/1999               181,208       164,755     16,453         --
 expiring 6/1/1999              7,479,650     7,090,572    389,078         --
 expiring 7/15/1999               179,365       173,369      5,996         --
 expiring 8/2/1999              5,551,395     5,334,956    216,439         --
 expiring 10/15/1999           10,596,656     9,388,005  1,208,651         --
 expiring 11/1/1999             7,147,403     6,844,432    302,971         --
 expiring 11/15/1999            3,543,714     3,250,977    292,737         --
 expiring 11/29/1999            1,869,812     1,821,423     48,389         --
 expiring 1/18/2000             4,141,603     4,024,372    117,231         --
 ----------------------------------------------------------------------------
 TOTAL OPEN FOREIGN CUR-
 RENCY SALE CONTRACTS         $94,191,377  $90,711,162  $3,523,010  $ 42,795
 ----------------------------------------------------------------------------

                                                   GOLDMAN SACHS HIGH YIELD FUND


 Closed but Unsettled                                       Realized Realized
 Forward Currency Contracts       Purchase Value Sale Value   Gain     Loss
 ----------------------------------------------------------------------------
 Deutsche Mark
 expiring 8/2/1999                    $1,258,442 $1,178,253   $ --    $80,189
 ----------------------------------------------------------------------------
 TOTAL CLOSED BUT UNSETTLED FOR-
 WARD CURRENCY
 CONTRACTS                            $1,258,442 $1,178,253   $ --   $80,189
 ----------------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" re-sulting from "open" and "closed but unsettled" forward foreign currency ex-change contracts of $3,523,010 and $294,305, respectively, in the accompanying Statement of Assets and Liabilities.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agree-ments. At April 30, 1999, the Fund had an undivided interest in the repur-chase agreement in the following joint account which equaled $20,700,000 in principal amount. At April 30, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obliga-tions.

                                 Principal   Interest  Maturity    Amortized
  Repurchase Agreements            Amount      Rate      Date         Cost
 ------------------------------------------------------------------------------
  Morgan Stanley Dean Witter &
   Co.                          $500,000,000   4.94%  05/03/1999 $  500,000,000
 ------------------------------------------------------------------------------
  NationsBanc Montgomery
   Securities LLC                525,000,000   4.95   05/03/1999    525,000,000
 ------------------------------------------------------------------------------
  Salomon Smith Barney
   Holdings, Inc.                518,800,000   4.95   05/03/1999    518,800,000
 ------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                       $1,543,800,000
 ------------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

April 30, 1999 (Unaudited)


 8. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must have owned securities having a market value in ex-cess of 300% of the total bank borrowings. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive ar-rangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been uti-lized. During the six months ended April 30, 1999, the Fund did not have any borrowings under any of these facilities.

                                                   GOLDMAN SACHS HIGH YIELD FUND


 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six months ended April 30, 1999 (unaudited) and the year ended October 31, 1998 is as follows:

                               For the Six Months          For the Year Ended
                             Ended April 30, 1999            October 31, 1998
                            ---------------------------------------------------
                              Shares       Dollars       Shares        Dollars
 ------------------------------------------------------------------------------
   Class A Shares
  Shares sold             15,131,299  $145,762,817   20,547,277  $ 201,740,256
  Reinvestment of
  dividends and
  distributions            1,613,656    15,708,165    2,130,085     21,255,656
  Shares repurchased      (7,835,004)  (75,790,915) (11,530,271)  (111,870,637)
                            ---------------------------------------------------
                           8,909,951    85,680,067   11,147,091    111,125,275
 ------------------------------------------------------------------------------
   Class B Shares
  Shares sold              1,247,137    12,068,679    2,759,954     27,841,336
  Reinvestment of
  dividends and
  distributions               77,372       753,452       81,407        806,446
  Shares repurchased        (511,255)   (4,917,274)    (682,765)    (6,734,611)
                            ---------------------------------------------------
                             813,254     7,904,857    2,158,596     21,913,171
 ------------------------------------------------------------------------------
   Class C Shares
  Shares sold                969,414     9,385,910    1,861,343     18,919,754
  Reinvestment of
  dividends and
  distributions               25,151       244,710       29,086        287,624
  Shares repurchased        (716,179)   (6,895,131)  (1,138,437)   (11,521,691)
                            ---------------------------------------------------
                             278,386     2,735,489      751,992      7,685,687
 ------------------------------------------------------------------------------
   Institutional Shares
  Shares sold             10,353,414   100,285,588   11,706,944    113,387,326
  Reinvestment of
  dividends and
  distributions              476,359     4,647,390       75,487        720,684
  Shares repurchased      (2,147,729)  (20,794,659)  (1,145,389)   (11,673,396)
                            ---------------------------------------------------
                           8,682,044    84,138,319   10,637,042    102,434,614
 ------------------------------------------------------------------------------
   Service Shares
  Shares sold                 14,399       139,873       51,049        515,000
  Reinvestment of
  dividends and
  distributions                1,489        14,503          743          7,065
  Shares repurchased         (28,130)     (277,309)      (3,209)       (29,069)
                            ---------------------------------------------------
                             (12,242)     (122,933)      48,583        492,996
 ------------------------------------------------------------------------------
   NET INCREASE           18,671,393  $180,335,799   24,743,304  $ 243,651,743
 ------------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                         Income (loss) from
                                      investment operations(a)     Distributions to shareholders
                                   ------------------------------- --------------------------------
                                                  Net realized
                                                 and unrealized
                         Net asset               gain (loss) on                                        Net increase
                          value,      Net        investment and         From          In excess of      (decrease)
                         beginning investment   foreign currency   net investment    net investment       in net
                         of period   income   related transactions     income            income        asset value
 FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
  1999 - Class A Shares   $ 9.16     $0.42            $0.72          $        (0.41)   $           --     $ 0.73
  1999 - Class B Shares     9.16      0.39             0.72                   (0.38)               --       0.73
  1999 - Class C Shares     9.16      0.38             0.72                   (0.38)               --       0.72
  1999 - Institutional
  Shares                    9.17      0.43             0.72                   (0.43)               --       0.72
  1999 - Service Shares     9.17      0.43             0.71                   (0.41)               --       0.73
 FOR THE YEAR ENDED OCTOBER 31,
  1998 - Class A Shares     9.97      0.82            (0.85)                  (0.78)               --      (0.81)
  1998 - Class B Shares     9.97      0.75            (0.86)                  (0.70)               --      (0.81)
  1998 - Class C Shares     9.97      0.75            (0.86)                  (0.70)               --      (0.81)
  1998 - Institutional
  Shares                    9.97      0.84            (0.83)                  (0.81)               --      (0.80)
  1998 - Service Shares     9.97      0.80            (0.84)                  (0.76)               --      (0.80)
 FOR THE PERIOD ENDED OCTOBER 31,
  1997 - Class A Shares
  (commenced August 1)     10.00      0.17            (0.02)                  (0.17)            (0.01)     (0.03)
  1997 - Class B Shares
  (commenced August 1)     10.00      0.15            (0.02)                  (0.15)            (0.01)     (0.03)
  1997 - Class C Shares
  (commenced August 15)     9.97      0.14             0.01                   (0.14)            (0.01)        --
  1997 - Institutional
  Shares (commenced Au-
  gust 1)                  10.00      0.18            (0.02)                  (0.18)            (0.01)     (0.03)
  1997 - Service Shares
  (commenced August 1)     10.00      0.17            (0.02)                  (0.17)            (0.01)     (0.03)
 ------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.
 (c) Annualized.
 (d) Not annualized.

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND

                                                                       Ratios assuming
                                                                 no voluntary waiver of fees
                                                                    or expense limitations
                                                                 -------------------------------------

                                                     Ratio of                             Ratio of
                          Net assets   Ratio of   net investment   Ratio of            net investment
  Net asset               at end of  net expenses     income     expenses to               income             Portfolio
  value, end   Total        period    to average    to average     average               to average           turnover
  of period     return(b) (in 000s)   net assets    net assets    net assets             net assets             rate

    $9.89       12.64%(d)  $521,425      1.16%(c)      9.01%(c)              1.21%(c)                8.96%(c)   33.33%(d)
     9.89       12.23(d)     39,608      1.91(c)       8.25(c)               1.96(c)                 8.20(c)    33.33(d)
     9.88       12.12(d)     11,954      1.91(c)       8.17(c)               1.96(c)                 8.12(c)    33.33(d)
     9.89       12.74(d)    191,154      0.76(c)       9.44(c)               0.81(c)                 9.39(c)    33.33(d)
     9.90       12.58(d)        361      1.26(c)       8.90(c)               1.31(c)                 8.85(c)    33.33(d)

     9.16       (0.70)      401,626      1.09          8.25                  1.36                    7.98      113.44
     9.16       (1.43)       29,256      1.84          7.61                  1.88                    7.57      113.44
     9.16       (1.43)        8,532      1.84          7.61                  1.88                    7.57      113.44
     9.17       (0.32)       97,547      0.84          9.47                  0.88                    9.43      113.44
     9.17       (0.79)          447      1.34          9.17                  1.38                    9.13      113.44

     9.97        1.50(d)    325,911      0.95(c)       7.06(c)               1.57(c)                 6.44(c)    44.80(d)
     9.97        1.31(d)     10,308      1.70(c)       6.28(c)               2.07(c)                 5.91(c)    44.80(d)
     9.97        1.46(d)      1,791      1.70(c)       6.17(c)               2.07(c)                 5.80(c)    44.80(d)
     9.97        1.58(d)          2      0.70(c)       7.16(c)               1.07(c)                 6.79(c)    44.80(d)
     9.97        1.46(d)          2      1.20(c)       6.69(c)               1.57(c)                 6.32(c)    44.80(d)
-------------------------------------------------------------------------------------------------------------------------

                                                      Goldman Sachs Fund Profile

Goldman Sachs High Yield Fund

The Goldman Sachs Advantage

When you invest in the Goldman Sachs High Yield Fund, you can capitalize on Goldman Sachs' 130-year history of excellence while benefiting from the firm's leadership in three areas:

Global Resources

With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

Fundamental Research

Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

Risk Management

Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

Goldman Sachs High Yield Fund offers investors access to a potentially attractive risk/reward profile. The Fund seeks a high level of current income and, secondarily, capital appreciation, primarily through fixed income securities rated, at the time of investment, below investment grade.

Target Your Needs

Goldman Sachs High Yield Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

Goldman Sachs Fixed Income Funds

                                                              ------------------
                                                              HIGHER RISK/RETURN
                                                              ------------------

                                      HIGH YIELD

                                            . High Yield Fund


                     TAXABLE

                               . Global Income Fund
                             . Core Fixed Income Fund
                           . Government Income Fund
                         . Short Duration Government Fund
                       . Adjustable Rate Government Fund


TAX-FREE

             . Municipal Income Fund
           . Short Duration Tax-Free Fund

-----------------
LOWER RISK/RETURN
-----------------

For More Information

To learn more about the Goldman Sachs High Yield Fund and other Goldman Sachs Funds, call your investment professional today.


*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005


TRUSTEES                            OFFICERS

Ashok N. Bakru, Chairman            Douglas C. Grip, President
David B. Ford                       Jesse H. Cole, Vice President
Douglas H. Grip                     James A. Fitzpatrick, Vice President
John P. McNulty                     Anne E. Marcel, Vice President
Mary P. McPherson                   John M. Perlowski, Treasurer
Alan A. Shuch                       Adrien E. Deberghes, Jr., Assitant Treasurer
Jackson W. Smart, Jr.               Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                 Michael J. Richman, Secretary
Richard P. Strubel                  Howard B. Surloff, Assistant Secretary
                                    Valerie A. Zondorak, Assistant Secretary



GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser


Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Fund.

Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities rated below investment grade that are considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than investments in higher rated fixed income securities.

Goldman Sachs Government Income Fund's, Goldman Sachs Short Duration Government Fund's and Goldman Sachs Adjustable Rate Government Fund's net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund can invest up to 100% and 20% respectively, in private activity bonds, the interest form which is subject to the federal alternative minimum tax.

Goldman Sachs High Yield Fund's, Goldman Sachs Global Income Fund's and Goldman Sachs Core Fixed Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use: June 30, 1999
                                                             FI/HYSAR/13.5K/6-99